Exhibit 10.2

CERTAIN MATERIAL (INDICATED BY [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT, dated as of the 2nd day of April, 2015 (this “Agreement”), is made by DEPOMED, INC., a California corporation (the “Borrower”), by DEPO NF SUB, LLC, a Delaware limited liability company and a Subsidiary of the Borrower (“Acquisition Subsidiary”), and by each Subsidiary of the Borrower that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit C (a “Pledgor Accession”; such Subsidiaries, collectively, together with the Borrower and the Acquisition Subsidiary, the “Pledgors”), in favor of DEERFIELD PRIVATE DESIGN FUND III, L.P., a Delaware limited partnership, as Collateral Agent for the Purchasers party to the Note Purchase Agreement referred to below (in such capacity, the “Collateral Agent”), for the benefit of the Secured Parties (as hereinafter defined).  Except as otherwise provided herein, capitalized terms used but not defined herein have the meanings given to them in the Note Purchase Agreement referred to below.

RECITALS

A.                                    The Borrower, the Purchasers and the Collateral Agent are parties to a Note Purchase Agreement, dated as of March 12, 2015 (as amended, modified, restated or supplemented from time to time, the “Note Purchase Agreement”), pursuant to which the Purchasers will purchase Notes with an aggregate original principal amount of $575,000,000 upon the terms and subject to the conditions set forth therein.

B.                                    As a condition to the purchase of the Notes by the Purchasers under the Note Purchase Agreement, the Acquisition Subsidiary has entered into a Guaranty Agreement, dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the “Guaranty Agreement”), pursuant to which the Acquisition Subsidiary has guaranteed to the Secured Parties the payment in full of the Obligations of the Borrower under the Note Purchase Agreement and the other Credit Documents.  Additionally, certain other Subsidiaries of the Borrower may from time to time after the date hereof enter into the Guaranty Agreement, pursuant to which such Subsidiaries will guarantee to the Secured Parties the payment in full of the Obligations of the Borrower under the Note Purchase Agreement and the other Credit Documents.

C.                                    It is a further condition to the purchase by the Purchasers of the Notes under the Note Purchase Agreement that the Pledgors as of the date of the Note Purchase Agreement shall have agreed, by executing and delivering this Agreement, to secure the payment in full of their respective obligations under the Note Purchase Agreement, the Guaranty Agreement and the other Credit Documents.  The Secured Parties are relying on this Agreement in their decision to purchase the Notes from the Borrower under the Note Purchase Agreement, and would not enter

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

into the Note Purchase Agreement or purchase the Note thereunder without the execution and delivery of this Agreement by the Pledgors.

D.                                    The Pledgors will obtain benefits as a result of the sale by the Borrower of the Notes to the Purchasers under the Note Purchase Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Agreement.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Secured Parties to enter into the Note Purchase Agreement and to induce the Purchasers to purchase the Notes from the Borrower thereunder, each Pledgor hereby agrees as follows:

ARTICLE I

DEFINITIONS

1.1                               Defined Terms.  The following terms that are defined in the Uniform Commercial Code (as hereinafter defined) are used in this Agreement as so defined (and, in the event any such term is defined differently for purposes of Article 9 of the Uniform Commercial Code than for any other purpose or purposes of the Uniform Commercial Code, the Article 9 definition shall govern): Account, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Intermediary, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Record, Securities Account, Securities Intermediary, Software, Supporting Obligations and Tangible Chattel Paper.  In addition, the following terms have the meanings set forth below:

“Collateral” has the meaning given to such term in Section 2.1.

“Collateral Accounts” has the meaning given to such term in Section 6.3.

“Contracts” means, collectively, all rights of each Pledgor under all leases, contracts and agreements to which such Pledgor is now or hereafter a party, including, without limitation, all rights, privileges and powers under Ownership Agreements and Licenses, together with any and all extensions, modifications, amendments and renewals of such leases, contracts and agreements and all rights of such Pledgor to receive moneys due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such leases, contracts and agreements.

“Control Agreement” has the meaning given to such term in Section 4.7.

“Copyright Collateral” means, collectively, all Copyrights and inbound Copyright Licenses (other than off-the-shelf software and software subject to shrink-wrap, click-wrap and other generally commercially available licenses) to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

relating or pertaining to any Copyright or Copyright License, in each case whether now owned or existing or hereafter acquired or arising.

“Copyright License” means any agreement now or hereafter in effect granting any right to any third party under any Copyright now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

“Copyrights” means, collectively, all of each Pledgor’s copyrights, copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether now owned or existing or hereafter acquired or arising.

“Excluded Property” means collectively, (i) any permit, license or agreement entered into by any Pledgor (A) to the extent that any such permit, license or agreement or any law applicable thereto prohibits the creation of a Lien thereon, but only to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or any other applicable law or (B) to the extent that the creation of a Lien in favor of the Collateral Agent would result in a breach or termination pursuant to the terms of or a default under any such permit, license or agreement (other than to the extent that any such term would be rendered ineffective pursuant to the Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code or any other applicable law (including the Bankruptcy Code) or principles of equity), (ii) property owned by any Pledgor that is subject to a purchase money Lien or leased by any Pledgor that is subject to a Capital Lease, in each case, permitted under the Note Purchase Agreement if the agreement pursuant to which such Lien is granted (or in the document providing for such capital lease) (1) prohibits or requires the consent of any Person other than a Pledgor or one of its Affiliates which has not been obtained as a condition to the creation of any other Lien on such property or (2) grants a right of termination to any Person other than a Pledgor or one of its Affiliates if any Lien in favor of the Collateral Agent is created with respect to the property subject thereto, (iii) any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed), (iv) Capital Stock in joint ventures or any non-Wholly Owned Subsidiaries to the extent not permitted by the terms of such entity’s organizational documents or joint venture documents, (v) voting Capital Stock in any Excluded Foreign Subsidiary in excess of 65% of the total combined voting power of all outstanding classes of Capital Stock in such Subsidiary (within the meaning of Section 1.956-2(c)(2) of the Treasury Regulations), (vi) rolling stock, motor vehicles, vessels and other assets subject to certificates of title (other than to the extent a Lien thereon can be perfected by the filing of a financing statement under the Uniform Commercial Code), (vii) any governmental licenses or state or local franchises, charters and authorizations, to the extent a security interest in any such license, franchise, charter or authorization is prohibited or restricted thereby (after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or other applicable law), (viii) any assets (including intangibles) not located in the United States to the extent the grant of a security interest therein is restricted or prohibited by applicable law, and (ix) [***] provided, however, “Excluded Property” shall not include any proceeds, products, substitutions or replacements of

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

“Excluded Securities Account” means (i) any Securities Account or Commodity Account where the aggregate value of the securities or commodities credited thereto does not at any time exceed [***] for such account or [***] for all such accounts, (ii) any Securities Account or Commodity Account where (A) the Collateral Agent is the entitlement holder or Commodity Intermediary or (B) the Securities Intermediary or Commodity Intermediary (as applicable) for such account has executed and delivered to the Collateral Agent a control agreement with respect to such Securities Account or Commodity Account in form and substance reasonably satisfactory to the Collateral Agent, (iii) any Securities Account or Commodity Account described in clause (ii) of the definition of Excluded Account, and (iv) any Securities Account or Commodity Account held outside the United States.

“Guarantor” has the meaning given such term in the Guaranty Agreement.

“License” means any Copyright License, Patent License or Trademark License.

“Ownership Agreement” means any partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement or other agreement creating, governing or evidencing any Capital Stock and to which any Pledgor is now or hereafter becomes a party, as any such agreement may be amended, modified, supplemented, restated or replaced from time to time.

“Patent Collateral” means, collectively, all Patents and all inbound Patent Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising.

“Patent License” means any agreement now or hereafter in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, is in existence, or granting to any Pledgor any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of any Pledgor under any such agreement.

“Patents” means, collectively, all of each Pledgor’s letters patent, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions and improvements described therein, and all reissues, continuations, divisions, renewals, extensions, substitutions and continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.

“Pledge Amendment” has the meaning given such term in Section 5.1(a).

“Pledged Interests” means, collectively, (i) all of the issued and outstanding Capital Stock of each Person that is a direct Subsidiary of any Pledgor as of the date hereof or that becomes a direct Subsidiary of any Pledgor at any time after the date hereof, at any time now or hereafter

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

owned by any Pledgor, whether voting or non-voting and whether common or preferred; (ii) all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing; (iii) all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing (but subject to the provisions of Section 5.3), including, without limitation, all rights of such Pledgor to receive amounts due and to become due under or in respect of any Ownership Agreement or upon the termination thereof; (iv) all rights of access to the books and records of any such Person (other than with respect to the books and records held by Depo DR); and (v) all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under applicable law in connection therewith, including, without limitation, such Person’s right to vote and to manage and administer the business of any such Subsidiary pursuant to any applicable Ownership Agreement, in each case together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing.  Notwithstanding the foregoing, Pledged Interests shall not include any Excluded Property specified in clause (v) of the definition thereof.

“Proceeds” has the meaning given to such term in Section 2.1.

“Secured Parties” means, collectively, the Purchasers and the Collateral Agent.

“Secured Obligations” has the meaning given such term in Section 2.2.

“Trademark Collateral” means, collectively, all Trademarks and inbound Trademark Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising.

“Trademark License” means any agreement now or hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

“Trademarks” means, collectively, all of each Pledgor’s trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals, reissues and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.

“Uniform Commercial Code” means the Uniform Commercial Code as the same may be in effect from time to time in the State of New York; provided that if, by reason of applicable law, the validity, priority or perfection of any security interest in any Collateral granted under

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

this Agreement is governed by the Uniform Commercial Code as in effect in another jurisdiction, then as to the validity, priority or perfection, as the case may be, of such security interest, “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction.

1.2                               Other Terms; Construction.  All terms in this Agreement that are not capitalized shall, unless the context otherwise requires, have the meanings provided by the Uniform Commercial Code to the extent the same are used or defined therein.

ARTICLE II

CREATION OF SECURITY INTEREST

2.1                               Pledge and Grant of Security Interest.  Each Pledgor hereby pledges and collaterally assigns to the Collateral Agent, for the ratable benefit of the Secured Parties, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of such Pledgor’s right, title and interest in and to the following property and assets of such Pledgor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the “Collateral”):

(i)                                     all Accounts;

(ii)                                  all Chattel Paper;

(iii)                               the Commercial Tort Claims (if any) set forth on Annex I hereto;

(iv)                              all Contracts;

(v)                                 all Copyright Collateral;

(vi)                              all Deposit Accounts;

(vii)                           all Documents;

(viii)                        all Equipment;

(ix)                              all Fixtures;

(x)                                 all General Intangibles;

(xi)                              all Goods;

(xii)                           all Instruments;

(xiii)                        all Inventory;

(xiv)                       all Investment Property;

(xv)                          all Letter-of-Credit Rights;

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

(xvi)                       all Patent Collateral;

(xvii)                    all Pledged Interests;

(xviii)                 all Software;

(xix)                       all Supporting Obligations;

(xx)                          all Trademark Collateral;

(xxi)                       all cash, cash equivalents and money of such Pledgor, wherever held;

(xxii)                    to the extent not covered or not specifically excluded by clauses (i) through (xxi) above, all of such Pledgor’s other personal property;

(xxiii)                 all Records evidencing or relating to any of the foregoing or that are otherwise necessary or useful in the collection thereof;

(xxiv)                all accessions, additions, attachments, improvements, modifications and upgrades to, replacements of and substitutions for any of the foregoing; and

(xxv)                   any and all proceeds, as defined in the Uniform Commercial Code, products, rents, royalties and profits of or from any and all of the foregoing and, to the extent not otherwise included in the foregoing, (w) all payments under any insurance (whether or not the Collateral Agent is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the foregoing Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the foregoing Collateral, (y) all claims and rights (but not obligations) to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral or Trademark Collateral, and (z) all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral (collectively, “Proceeds”).  For purposes of this Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.

Notwithstanding the foregoing, (i) “Collateral” shall not include the Excluded Property, and (ii) the Collateral Agent may, in its sole discretion, reject or refuse to accept for credit toward payment of the Secured Obligations any Collateral that is an Account, Instrument, Chattel Paper, lease or other obligation or property of any kind due or owing from or belonging to a Sanctioned Person.

2.2                               Security for Secured Obligations.  This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of (a) in the case of the Borrower, all Obligations of the Borrower under the Note Purchase Agreement and the other Credit Documents, including, without limitation, all principal of and interest on the Notes, and all fees, expenses, indemnities and other amounts payable by the Borrower under the Note Purchase Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and (b) in the case of each Pledgor other than the Borrower, if any, all of its liabilities and obligations as a Guarantor in respect of the Guaranteed Obligations (as defined in the Guaranty Agreement); and in each case under (a) and (b) above, (i) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (ii) all fees, costs and expenses payable by the Pledgors under Section 8.1, whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (the liabilities and obligations of the Pledgors described in this Section 2.2, collectively, the “Secured Obligations”).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Pledgor represents and warrants as follows:

3.1                               Ownership of Collateral.  Each Pledgor (i) holds interests as lessee under valid leases in full force and effect with respect to all material leased real and personal property used in connection with its business and (ii) has good title to all of its other material properties and assets reflected in the financial statements referred to in Section 4.9 of the Note Purchase Agreement (except as sold or otherwise disposed of since the date thereof in the ordinary course of business), in each case free and clear of all Liens other than Permitted Liens.  No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Pledgor has filed or consented to the filing of any such statement or notice, except (i) Uniform Commercial Code financing statements naming the Collateral Agent as secured party, (ii) security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark Office naming the Collateral Agent as secured party, (iii) filings with respect to which termination statements and other necessary releases have been delivered to the Collateral Agent for filing or will be filed promptly on or after the date hereof (or the date of the applicable Pledgor Accession), (iv) Uniform Commercial Code financing statements and security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark Office [***], and (v) as may be otherwise permitted by the Note Purchase Agreement.

3.2                               Security Interests; Filings.  This Agreement, together with (i) the filing, with respect to each Pledgor, of duly completed Uniform Commercial Code financing statements naming such Pledgor as debtor, the Collateral Agent as secured party, and describing the Collateral, in the jurisdictions set forth with respect to such Pledgor on Annex A hereto, (ii) to the extent required by applicable law, the filing, with respect to each relevant Pledgor, of duly completed and executed assignments in the forms set forth as Exhibits A and B with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate, with regard to registered Copyright Collateral, Patent Collateral and Trademark Collateral of such Pledgor, as the case may be, (iii) in the case of uncertificated Pledged Interests consisting of capital stock, registration of transfer thereof to the Collateral Agent on the issuer’s books or the execution by

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

the issuer of a control agreement satisfying the requirements of Section 8-106 (or its successor provision) of the Uniform Commercial Code, and (iv) the delivery to the Collateral Agent, for its benefit and the benefit of the Secured Parties, of all stock certificates and Instruments included in the Collateral (and assuming continued possession thereof by the Collateral Agent), creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, to the extent a security interest therein can be perfected by such filings or possession, as applicable, superior and prior to the rights of all other Persons therein (except for Permitted Liens), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest, other than actions required with respect to Collateral of the types excluded from Article 9 of the Uniform Commercial Code or from the filing requirements under such Article 9 by reason of Section 9 109, 9-309 or 9 310 of the Uniform Commercial Code and other than continuation statements required under the Uniform Commercial Code.

3.3                               Locations.  Annex B lists, as to each Pledgor, (i) its exact legal name, (ii) the jurisdiction of its incorporation or organization, its federal tax identification number, and (if applicable) its organizational identification number, (iii) the addresses of its chief executive office and each other place of business, (iv) the address of each location of all original invoices, ledgers, Chattel Paper, Instruments and other records or information evidencing or relating to the Collateral of such Pledgor, and (v) the address of each location at which any Equipment or Inventory (other than Goods in transit and mobile goods) having a book value in excess of [***] and owned by such Pledgor is kept or maintained, in each instance except for any new locations established in accordance with the provisions of Section 4.1.  Except as may be otherwise noted therein, all locations identified in Annex B are leased by the applicable Pledgor. No Pledgor (x) presently conducts or has conducted business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Annex B or (y) has filed any tax return under any name other than its exact legal name, except as indicated beneath its name on Annex B.

3.4                               Authorization; Consent.  No authorization, consent or approval of, or declaration or filing with, any Governmental Authority (including, without limitation, any notice filing with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) is required for the valid execution, delivery and performance by any Pledgor of this Agreement, the grant by it of the Lien and security interest in favor of the Collateral Agent provided for herein, or the exercise by the Collateral Agent of its rights and remedies hereunder, except for (i) the filings described in Section 3.2, (ii) in the case of Accounts owing from any federal governmental agency or authority, the filing by the Collateral Agent of a notice of assignment in accordance with the federal Assignment of Claims Act of 1940, as amended, (iii) in the case of Pledged Interests, such filings and approvals as may be required in connection with a disposition of any such Pledged Interests by laws affecting the offering and sale of securities generally, (iv) authorizations, consents, approvals, declarations or filings relating to the possession and sale or other disposition of any controlled substances, and (v) authorizations, consents, approvals, declarations or filings relating to the transfer or assignment of any Collateral constituting Regulatory Approvals.

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

3.5                               No Restrictions.  There are no statutory or regulatory restrictions, prohibitions or limitations on any Pledgor’s ability to grant to the Collateral Agent a Lien upon and security interest in the Collateral pursuant to this Agreement or (except for (i) the provisions of the federal Anti-Assignment Act, as amended, and Assignment of Claims Act of 1940, as amended, (ii) any statutory or regulatory restrictions, prohibitions or limitations relating to the possession and sale or other disposition of any controlled substances and (iii) any statutory or regulatory restrictions, prohibitions or limitations applicable to the transfer of any Collateral constituting Regulatory Approvals) on the exercise by the Collateral Agent of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on any Pledgor’s ability to grant such Lien and security interest.

3.6                               Accounts.  Each Account is, or at the time it arises will be not evidenced by any Tangible Chattel Paper or other Instrument; or if so, such Tangible Chattel Paper or other Instrument valued individually in excess of [***] or [***] in the aggregate (other than invoices and related correspondence and supporting documentation) shall promptly be duly endorsed to the order of the Collateral Agent and delivered to the Collateral Agent to be held as Collateral hereunder.

3.7                               Pledged Interests.  As of the date hereof, the Pledged Interests required to be pledged hereunder by each Pledgor consist of the number and type of shares of capital stock (in the case of issuers that are corporations) or the percentage and type of other equity interests (in the case of issuers other than corporations) as described beneath such Pledgor’s name in Annex C.  All of the Pledged Interests (other than with respect to non-Wholly Owned Subsidiaries and joint ventures), and to such Pledgor’s knowledge, all of the Pledged Interests with respect to non-Wholly Owned Subsidiaries and joint ventures, have been duly and validly issued and are fully paid and nonassessable (or, in the case of partnership, limited liability company or similar Pledged Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer.  As to each issuer thereof, the Pledged Interests pledged hereunder constitute 100% or 65%, as applicable, of the outstanding Capital Stock of such issuer, except as set forth in Annex C.

3.8                               Intellectual Property.  Annexes D, E and F correctly set forth all registered Copyrights, Patents and Trademarks owned by any Pledgor as of the date hereof (and as amended from time to time pursuant to Section 4.5) and used or proposed to be used in its business.

3.9                               Deposit Accounts.  Annex G lists, as of the date hereof (and as amended from time to time pursuant to Section 4.7), all Deposit Accounts maintained by any Pledgor, and lists in each case the name in which the account is held, the name of the depository institution, the account number, and a description of the type or purpose of the account.

3.10                        Securities and Commodity Accounts.  Annex H lists, as of the date hereof (and as amended from time to time pursuant to Section 4.8), all Securities Accounts and Commodity Accounts maintained by any Pledgor with any Securities Intermediary or Commodity Intermediary, and lists in each case the name in which the account is held, the name of the Securities Intermediary or Commodity Intermediary, the account number, and a description of the type or purpose of the account.

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

3.11                        Documents of Title.  No bill of lading, warehouse receipt or other Document or Instrument of title is outstanding with respect to any Collateral other than Inventory in transit in the ordinary course of business to a location set forth on Annex B or to a customer of a Pledgor.

3.12                        Commercial Tort Claims.  Annex I lists, as of the date hereof and to the knowledge of each Pledgor, all Commercial Tort Claims valued individually in excess of [***] existing in favor of any Pledgor.

ARTICLE IV

COVENANTS

4.1                               Change of Name, Locations, etc.  No Pledgor will (i) change its name, identity or corporate structure, (ii) change its chief executive office from the location thereof listed on Annex B, (iii) change the jurisdiction of its incorporation or organization from the jurisdiction listed on Annex B (whether by merger or otherwise), (iv) file any document with the Internal Revenue Service using any name other than its exact legal name listed on Annex B, or (v)  remove any books, records or other information relating to the regulatory approvals, clinical studies or Intellectual Property related to a Material Product, from the applicable location thereof listed on Annex B, unless in each case such Pledgor has (1) given [***] (or such later date as may be agreed to by the Collateral Agent in its sole discretion) prior written notice to the Collateral Agent of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Collateral Agent may reasonably request, and (2) delivered to the Collateral Agent [***] following the Collateral Agent’s request any documents, instruments or financing statements as may be reasonably required by the Collateral Agent, all in form and substance reasonably satisfactory to the Collateral Agent, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Collateral Agent, in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of Section 3.2.

4.2                               Reserved.

4.3                               Accounts.  Each Pledgor shall promptly notify the Collateral Agent in writing of any Accounts that constitute a claim valued individually in excess of [***] against a federal governmental agency or authority, and, upon request of the Collateral Agent, such Pledgor shall take such steps as may be necessary or desirable to comply with the federal Assignment of Claims Act of 1940, as amended.

4.4                               Delivery of Certain Collateral; Further Actions.  All (i) certificates or (ii) Instruments representing or evidencing any Accounts, Investment Property or other Collateral valued individually in excess of [***] or [***] in the aggregate shall be delivered promptly to the Collateral Agent pursuant hereto to be held as Collateral hereunder, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Collateral Agent, and in each case together with such other instruments or documents as the Collateral Agent may reasonably request.  Each Pledgor will, at its own cost and expense, use [***] efforts to

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

cooperate with the Collateral Agent in obtaining a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, and in taking such other actions as may be reasonably requested by the Collateral Agent from time to time with respect to any Investment Property or other Collateral in which a security interest may be perfected by (or can be perfected only by) control under the Uniform Commercial Code.

4.5                               Intellectual Property.

(a)                                 Each applicable Pledgor will, at its own expense, execute and deliver to the Collateral Agent on the Closing Date fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office with regard to any Copyright Collateral, Patent Collateral or Trademark Collateral, as the case may be, described in Annex D, E or F hereto.  Within [***] after the close of each fiscal quarter of the Borrower, the Borrower shall provide written notice of any additional registrations of or applications for Copyrights, Patents or Trademarks of all Pledgors with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable, together with information sufficient to permit the Collateral Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Collateral Agent to) modify this Agreement, as appropriate, by amending Annexes D, E and F hereto or to add additional exhibits hereto to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement, and such Pledgor shall additionally, at its own expense, execute and deliver to the Collateral Agent, with regard to United States Patents, Trademarks and Copyrights, fully completed assignments in the forms of Exhibits A and B, as applicable, for recordation in the U.S. Copyright Office or the U.S. Patent and Trademark Office as more fully described hereinabove, together in all instances with any other agreements, instruments and documents that the Collateral Agent may reasonably request from time to time to further effect and confirm the assignment and security interest created by this Agreement in such Copyrights, Patents and Trademarks, and each Pledgor hereby appoints the Collateral Agent its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Pledgor.

(b)                                 Upon the occurrence and during the continuance of any Event of Default, each Pledgor shall use [***] efforts to obtain all requisite consents or approvals from the licensor of each License included within the Copyright Collateral, Patent Collateral or Trademark Collateral to effect the assignment of all of such Pledgor’s right, title and interest thereunder to the Collateral Agent or its designee.

4.6                               Reserved.

4.7                               Deposit Accounts.  Subject to Section 5.13 of the Note Purchase Agreement, each Pledgor agrees that, unless the Collateral Agent consents otherwise in writing, (i) it will not open or maintain any Deposit Account (other than Excluded Accounts) except with a bank or financial institution that has executed and delivered to the Collateral Agent a control agreement with respect to such Deposit Account in form and substance reasonably satisfactory to the Collateral Agent (each a, “Control Agreement”), and (ii) in the event any Pledgor opens any Deposit Account not already listed on Annex G, such Pledgor shall (in addition to complying with the other requirements of this Section) promptly furnish written notice thereof to the Collateral

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Agent together with information sufficient to permit the Collateral Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Collateral Agent to) modify this Agreement, as appropriate, by amending Annex G to include such information.

4.8                               Securities and Commodity Accounts.  Subject to Section 5.13 of the Note Purchase Agreement, each Pledgor agrees that, unless the Collateral Agent consents otherwise in writing, (i) it will not open or maintain any Securities Account or Commodity Account (other than Excluded Securities Accounts) unless the Collateral Agent is the entitlement holder or Commodity Intermediary or unless the Securities Intermediary or Commodity Intermediary (as applicable) has executed and delivered to the Collateral Agent a control agreement with respect to such Securities Account or Commodity Account in form and substance reasonably satisfactory to the Collateral Agent, and (ii) in the event any Pledgor opens any Securities Account or Commodity Account not already listed on Annex H, such Pledgor shall (in addition to complying with the other requirements of this Section) promptly furnish written notice thereof to the Collateral Agent together with information sufficient to permit the Collateral Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Collateral Agent to) modify this Agreement, as appropriate, by amending Annex H to include such information.

4.9                               Collateral in Possession of Third Party.  Without limiting the generality of any other provision of this Agreement, each Pledgor agrees that it shall not permit any Collateral consisting of an NDA, regulatory approvals, clinical studies or Intellectual Property related to a Material Product to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless such bailee or other Person (i) shall have been notified of the security interest created by this Agreement and (ii) such Pledgor shall have used [***] efforts to have such bailee or other Person execute a written agreement with the Collateral Agent pursuant to which it (1) acknowledges that it is holding such Collateral for the benefit of the Collateral Agent and subject to such security interest and to the instructions of the Collateral Agent and (2) agrees to waive and release or subordinate any Lien (whether arising by operation of law or otherwise) it may have with respect to such Collateral, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent.  The Borrower agrees to pay any reasonable and documented out-of-pocket costs and expenses incurred by the Collateral Agent in obtaining the agreement specified in the foregoing clause (ii).

4.10                        Commercial Tort Claims.  Each Pledgor agrees that it will, promptly upon the filing of any suit, action or proceeding relating to any Commercial Tort Claim involving damages in excess of [***] in its favor, furnish to the Collateral Agent a description thereof meeting the requirements of Section 9-108(e) of the Uniform Commercial Code, execute and deliver such documents, financing statements and other instruments, and take such other action, as the Collateral Agent may reasonably request in order to include such Commercial Tort Claim as Collateral hereunder and to perfect the security interest of the Collateral Agent therein.

4.11                        Protection of Security Interest.  Subject to Section 5.12 of the Note Purchase Agreement, each Pledgor agrees that it will, at its own cost and expense, take any and all actions necessary to warrant and defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all other Persons.

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

ARTICLE V

CERTAIN PROVISIONS RELATING TO PLEDGED INTERESTS

5.1                               After-Acquired Equity Interests; Ownership.

(a)                                 Subject to Section 5.9 of the Note Purchase Agreement, if any Pledgor shall, at any time and from time to time after the date hereof, acquire any additional Capital Stock in any Person of the types described in the definition of the term “Pledged Interests,” the same shall be automatically deemed to be Pledged Interests hereunder, and to be pledged to the Collateral Agent pursuant to Section 2.1, and such Pledgor will pledge and deposit the same with the Collateral Agent and deliver to the Collateral Agent any certificates therefor, together with undated stock powers or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance reasonably satisfactory to the Collateral Agent, together with such other certificates and instruments as the Collateral Agent may reasonably request (including Uniform Commercial Code financing statements or appropriate amendments thereto), and will promptly thereafter deliver to the Collateral Agent a fully completed and duly executed amendment to this Agreement in the form of Exhibit D (each, a “Pledge Amendment”) in respect thereof.  Each Pledgor hereby authorizes the Collateral Agent to attach each such Pledge Amendment to this Agreement, and agrees that all such Collateral listed on any Pledge Amendment shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided that the failure of any Pledgor to execute and deliver any Pledge Amendment with respect to any such additional Collateral as required hereinabove shall not impair the security interest of the Collateral Agent in such Collateral or otherwise adversely affect the rights and remedies of the Collateral Agent hereunder with respect thereto.

(b)                                 If any Pledged Interests (whether now owned or hereafter acquired) included in the Collateral are “uncertificated securities” within the meaning of the Uniform Commercial Code or are otherwise not evidenced by any certificate or instrument, each applicable Pledgor will promptly notify the Collateral Agent thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a Person other than a Subsidiary of the Borrower) use [***] efforts to cause the issuer to take, all actions required under Articles 8 and 9 of the Uniform Commercial Code and any other applicable law, to enable the Collateral Agent to acquire “control” of such uncertificated securities (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) and as may be otherwise necessary to perfect the security interest of the Collateral Agent therein.

5.2                               Voting Rights.  So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to its Pledged Interests (subject to its obligations under Section 5.1(a)), and for that purpose the Collateral Agent will execute and deliver or cause to be executed and delivered to each applicable Pledgor all such proxies and other instruments as such Pledgor may reasonably request in writing to enable such Pledgor to exercise such voting and other consensual rights; provided, however, that no Pledgor will cast any vote, give any consent, waiver or ratification, or take or fail to take any action, in any manner that would reasonably be expected to, violate or be inconsistent with any of the terms of this Agreement, the Note Purchase Agreement or any other Credit Document or have the effect of materially and adversely impairing the position or interests of the Secured Parties.

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

5.3                               Dividends and Other Distributions.  All interest, income, dividends, distributions and other amounts payable in cash in respect of the Pledged Interests may be paid to and retained by the Pledgors; provided, however, that all such interest, income, dividends, distributions and other amounts shall, upon the written election of the Collateral Agent after the occurrence and during the continuance of an Event of Default, be paid to the Collateral Agent and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations).  The Collateral Agent shall also be entitled at all times (whether or not during the continuance of an Event of Default), to receive directly, and to retain as part of the Collateral, (i) all additional Pledged Interests or other securities or property (other than cash) paid or payable or distributed or distributable in respect of any Pledged Interests in connection with any noncash dividend, distribution, return of capital, spin-off, stock split, split-up, reclassification, combination of shares or interests or similar rearrangement, and (ii) without affecting any restrictions against such actions contained in the Note Purchase Agreement, all additional Pledged Interests or other securities or property (including cash) paid or payable or distributed or distributable in respect of any Pledged Interests in connection with any consolidation, merger, exchange of securities, liquidation or other reorganization.  All interest, income, dividends, distributions or other amounts that are received by any Pledgor in violation of the provisions of this Section 5.3 shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsements).  Any and all property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 5.3 shall be retained by the Collateral Agent in a Collateral Account (as hereinafter defined) upon receipt of such property and shall be applied in accordance with the provisions of Section 6.2.  The Collateral Agent shall, within [***] after all Events of Default have been cured or waived, repay to each applicable Pledgor all cash interest, income, dividends, distributions and other amounts that such Pledgor would otherwise be permitted to retain pursuant to the provisions of this Section 5.3 and that remain in such Collateral Account.

ARTICLE VI

REMEDIES

6.1                               Remedies.  If an Event of Default shall have occurred and be continuing, the Collateral Agent shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Credit Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:

(a)                                 To notify any or all account debtors or obligors under any Accounts, Contracts or other Collateral of the security interest in favor of the Collateral Agent created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Collateral Agent or to an account designated by the Collateral Agent; and in such instance and from and after such notice, all amounts and Proceeds (including wire transfers, checks and other Instruments) received by any Pledgor in respect of any Accounts, Contracts or other Collateral shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from the other funds of such Pledgor and shall be forthwith deposited into such account or paid

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein; and by this provision, each Pledgor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any Contract, upon receipt of notice from the Collateral Agent to the effect that an Event of Default has occurred and is continuing, to attorn to or otherwise recognize the Collateral Agent as owner under such Contract and to pay, observe and otherwise perform the obligations under such Contract to or for the Collateral Agent or the Collateral Agent’s designee as though the Collateral Agent or such designee were such Pledgor named therein, and to do so until otherwise notified by the Collateral Agent;

(b)                                 To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Pledgor, all checks, notes, drafts and other Instruments relating to any Collateral, including receiving and opening of all mail addressed to any Pledgor concerning Accounts and other Collateral; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Pledgor; to accelerate any Indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Pledgor might have done;

(c)                                  To notify any or all depository institutions with which any Deposit Accounts are maintained and which Deposit Accounts are subject to control in favor of the Collateral Agent to remit and transfer all monies, securities and other property on deposit in such Deposit Accounts or deposited or received for deposit thereafter to the Collateral Agent, for deposit in a Collateral Account or such other accounts as may be designated by the Collateral Agent, for application to the Secured Obligations as provided herein;

(d)                                 To transfer to or register in its name or the name of any of its Collateral Agents or nominees all or any part of the Collateral, without notice to any Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;

(e)                                  To require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or any part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place designated by the Collateral Agent (subject to any restrictions under applicable law relating to the possession and sale or other disposition of any controlled substances);

(f)                                   To enter and remain upon the premises of any Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Pledgor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Collateral Agent or any designated agent for such time as the Collateral Agent may desire, in

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

order to effectively collect or liquidate the Collateral (in each case, subject to customary limitations relating to the possession and sale or other disposition of any controlled substances);

(g)                                  To exercise (i) all voting, consensual and other rights and powers pertaining to the Pledged Interests (whether or not transferred into the name of the Collateral Agent), at any meeting of shareholders, partners, members or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Pledgor or the Collateral Agent of any right, privilege or option pertaining to such Pledged Interests), and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine, and give all consents, waivers and ratifications in respect of the Pledged Interests, all without liability except to account for any property actually received by it, but the Collateral Agent shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Pledgor will promptly execute and deliver or cause to be executed and delivered to the Collateral Agent, upon request, all such proxies and other instruments as the Collateral Agent may reasonably request to enable the Collateral Agent to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, DURING THE CONTINUATION OF AN EVENT OF DEFAULT, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE COLLATERAL AGENT AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY PLEDGED INTERESTS WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT; and

(h)                                 To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels (subject to any restrictions under applicable law relating to the possession and sale or other disposition of any controlled substances and any legal or statutory restrictions applicable to the transfer of any Collateral constituting Regulatory Approvals), on any securities exchange on which any Pledged Interests may be listed, at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem satisfactory.  If any of the Collateral is sold by the Collateral Agent upon credit or for future delivery, the Collateral Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Collateral Agent may resell such Collateral.  In no event shall any Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Collateral Agent.  Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

any Pledgor, and each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Collateral Agent to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted.  No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral.  If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Collateral Agent shall give the applicable Pledgor at least [***] prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable.  The Collateral Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Collateral Agent may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.

6.2                               Application of Proceeds.

(a)                                 All Proceeds collected by the Collateral Agent upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied in accordance with Section 2.8 of the Note Purchase Agreement.

(b)                                 In the event that the proceeds of any such sale, disposition or realization are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Credit Document for interest on overdue principal or such other rate as shall be fixed by applicable law, together with the costs of collection and all other fees, costs and expenses payable hereunder, subject to Section 9.1 of the Note Purchase Agreement.

(c)                                  Upon any sale of any Collateral hereunder by the Collateral Agent (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Collateral Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

6.3                               Collateral Accounts.  Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, “Collateral Accounts”) for the

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

collection of cash Proceeds of the Collateral.  Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided.  The Collateral Agent shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Collateral Agent.  Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to (and, if directed by the Purchasers pursuant to the Note Purchase Agreement, shall) apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in Section 6.2.

6.4                               Grant of License.  Upon the occurrence and during the continuance of an Event of Default, each Pledgor hereby grants to the Collateral Agent a non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any Patent Collateral, Trademark Collateral or Copyright Collateral now owned or licensed or hereafter acquired or licensed by such Pledgor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Collateral Agent shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however that nothing in this Section 6.4  shall require Pledgors to grant any license in any Patent Collateral, Trademark Collateral or Copyright Collateral to the extent a grant of such license or sublicense would violate any Patent License, Trademark License or Copyright License applicable to such Collateral.  The use of such license or sublicense by the Collateral Agent shall be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each applicable Pledgor notwithstanding any subsequent cure of an Event of Default.

6.5                               Private Sales.

(a)                                 Each Pledgor recognizes that the Collateral Agent may be compelled, at any time after the occurrence and during the continuance of an Event of Default, to conduct any sale of all or any part of the Pledged Interests without registering or qualifying such Pledged Interests under the Securities Act and/or any applicable state securities laws in effect at such time.  Each Pledgor acknowledges that any such private sales may be made in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in its sole and absolute discretion, including at prices and on terms that might be less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such sale shall not be deemed not to have been made in a commercially reasonable manner solely because it was conducted as a private sale, and agrees that the Collateral Agent shall have no obligation to conduct any public sales and no obligation to delay the sale of any Pledged Interests for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Pledged Interests, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration.

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Each Pledgor hereby waives any claims against the Collateral Agent or any other Secured Party arising by reason of the fact that the price at which any Pledged Interests may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Interests to more than one offeree.

(b)                                 Each Pledgor agrees to use [***] efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of any portion of the Collateral pursuant to Section 6.1 and this Section 6.5 valid and binding and in compliance with all applicable Requirements of Law.  Each Pledgor agrees that a breach of any of the covenants contained in this Section 6.5 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against the Pledgors.

6.6                               The Pledgors Remain Liable.  Notwithstanding anything herein to the contrary, (i) each Pledgor shall remain liable under all Contracts to which it is a party included within the Collateral (including, without limitation, all Ownership Agreements) to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights or remedies hereunder shall not release any Pledgor from any of its obligations under any of such Contracts, and (iii) except as specifically provided for hereinbelow, the Collateral Agent shall not have any obligation or liability by reason of this Agreement under any of such Contracts, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  The powers, rights and remedies conferred on the Collateral Agent hereunder are solely to protect its interest and privilege in such Contracts, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.

6.7                               Waivers.  Each Pledgor, to the greatest extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Collateral Agent’s possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and statutes and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Collateral Agent, but that it will permit the execution of every such power as though no such laws or statutes were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Collateral Agent to marshal any Collateral or other assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).  In addition, each Pledgor

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

waives any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Collateral by the Collateral Agent.

ARTICLE VII

THE COLLATERAL AGENT

7.1                               The Collateral Agent; Standard of Care.  The Collateral Agent will hold all items of the Collateral at any time received under this Agreement in accordance with the provisions hereof and will exercise reasonable care with respect thereto.  The obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement and the other Credit Documents, are only those expressly set forth in this Agreement and the other Credit Documents.  The Collateral Agent shall act hereunder at the direction, or with the consent, of the Purchasers on the terms and conditions set forth in the Note Purchase Agreement.  The powers conferred on the Collateral Agent hereunder are solely to protect its interest, on behalf of the Secured Parties, in the Collateral, and shall not impose any duty upon it to exercise any such powers.  Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property of a similar nature, which standard shall in no event be less than reasonable care, and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.  Neither the Collateral Agent nor any other Secured Party shall be liable to any Pledgor (i) for any loss or damage sustained by such Pledgor, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Collateral Agent or any other Secured Party of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of the Collateral Agent or any other Secured Party, except to the extent that the same is caused by its own gross negligence or willful misconduct.

7.2                               Further Assurances; Attorney-in-Fact.

(a)                                 Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Pledgor or words of similar effect, regardless of whether any particular asset included within the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of any such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment.

(b)                                 Each Pledgor agrees that it will do such further acts and things (including, without limitation, making any notice filings with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) and execute and deliver to the Collateral Agent such additional conveyances, assignments, agreements and instruments as the Collateral Agent may reasonably deem necessary to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

further assure and confirm unto the Collateral Agent its rights, powers and remedies hereunder (in each case, subject to Section 5.12 of the Note Purchase Agreement).

(c)                                  Each Pledgor hereby irrevocably appoints the Collateral Agent its lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Collateral Agent or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Collateral Agent’s discretion after the occurrence and during the continuance of an Event of Default (except for the actions described in clause (i) below, which may be taken by the Collateral Agent without regard to whether an Event of Default has occurred) to take any action and to execute any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:

(i)                                     to sign the name of such Pledgor on any financing statement, continuation statement, notice or other similar document that, in the Collateral Agent’s reasonable judgment, is necessary in order to perfect or continue perfected the security interest granted under this Agreement;

(ii)                                  to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(iii)                               to receive, endorse and collect any checks, drafts, Instruments, Chattel Paper and other orders for the payment of money made payable to such Pledgor representing any interest, income, dividend, distribution or other amount payable in respect of any of the Collateral and to give full discharge for the same;

(iv)                              to obtain, maintain and adjust any property or casualty insurance required to be maintained by such Pledgor under Section 5.7 of the Note Purchase Agreement and direct the payment of proceeds thereof to the Collateral Agent;

(v)                                 to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become Secured Obligations of the Pledgors to the Collateral Agent, due and payable immediately and without demand;

(vi)                              to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

(vii)                           to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Collateral Agent’s option and the Pledgors’ expense, all other

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acts and things deemed necessary by the Collateral Agent to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.

(d)                                 If any Pledgor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Collateral Agent (provided that no such request shall be necessary at any time after the occurrence and during the continuance of an Event of Default), the Collateral Agent may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgors under Section 8.1.

ARTICLE VIII

MISCELLANEOUS

8.1                               Indemnity and Expenses.  Subject to Section 9.1 or 9.2 of the Note Purchase Agreement, the Pledgors agree jointly and severally to indemnify and hold harmless the Collateral Agent, each other Secured Party and each of their Related Parties from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable and documented out of pocket attorneys’ fees and expenses) in any way arising out of or in connection with this Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified.

8.2                               No Waiver.  The rights and remedies of the Secured Parties expressly set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise.  No failure or delay on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default.  No course of dealing between the Pledgors and the Secured Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default.  No notice to or demand upon any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Secured Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

8.3                               Enforcement.  By its acceptance of the benefits of this Agreement, each Purchaser agrees that this Agreement may be enforced only by the Collateral Agent, acting upon the instructions or with the consent of the Purchasers as provided for in the Note Purchase Agreement, and that no Purchaser shall have any right individually to enforce or seek to enforce this Agreement or to realize upon any Collateral or other security given to secure the payment and performance of the Secured Obligations.

8.4                               Amendments, Waivers, etc.  No amendment, modification, waiver, discharge or termination of, or consent to any departure by any Pledgor from, any provision of this

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Agreement, shall be effective unless in a writing signed by the Collateral Agent and such of the Purchasers as may be required under Section 9.10 of the Note Purchase Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

8.5                               Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival.  This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the occurrence of the Termination Requirements (as hereinafter defined), (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (provided, however, that no Pledgor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Purchasers) and (iii) inure to the benefit of and be enforceable by each Secured Party and its successors and assigns.  Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Note Purchase Agreement or any other applicable Credit Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the Lien and security interest created hereby shall terminate (provided, that the provisions of Section 6.7 shall survive the termination of this Agreement); and in connection with any such release or termination, the Collateral Agent, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Collateral Agent (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession).  All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any Pledgor Accession.  For purposes of this Agreement, “Termination Requirements” means (x) the payment in full in cash of the Secured Obligations (other than contingent and indemnification obligations not then due and payable), and (y) the termination of the Commitments.

8.6                               Additional Pledgors.  Each Pledgor recognizes that the provisions of the Note Purchase Agreement require certain Persons that become Subsidiaries of the Borrower, and that are not already parties hereto, to execute and deliver a Pledgor Accession, whereupon each such Person shall become a Pledgor hereunder with the same force and effect as if originally a Pledgor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Collateral Agent’s actions in effecting the same or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Pledgor or any other Pledgor.

8.7                               Notices.  All notices and other communications provided for hereunder shall be given to the parties in the manner and subject to the other notice provisions set forth in the Note Purchase Agreement and the Guaranty Agreement.

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

8.8                               Governing Law.  This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

8.9                               Severability.  To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

8.10                        Construction.  The headings of the various articles, sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.  Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.  The provisions of Section 1.3 of the Note Purchase Agreement are hereby incorporated by reference as if fully set forth herein.

8.11                        Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (e.g., “pdf,” “tif” or similar file formats) shall be effective as delivery of a manually executed counterpart of this Agreement.

[The remainder of this page left blank intentionally.]

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers as of the date first above written.

DEPOMED, INC.

By:	/s/ James A. Schoeneck
Name:	James A. Schoeneck
Title:	President and Chief Executive Officer

DEPO NF SUB, LLC

By:	/s/ James A. Schoeneck
Name:	James A. Schoeneck
Title:	President and Chief Executive Officer
Depomed, Inc., Member

(signatures continued)

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Signature Page to Pledge and Security Agreement

Accepted and agreed to:

DEERFIELD PRIVATE DESIGN FUND III, L.P., as Collateral Agent

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Signature Page to Pledge and Security Agreement

ANNEX A

FILING LOCATIONS

Name of Pledgor	Filing Location

[***]

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

ANNEX B

JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS

Pledgor: Depomed, Inc.

[***]

Pledgor: Depo NF Sub, LLC

[***]

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

ANNEX C

PLEDGED INTERESTS

[***]

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ANNEX D

COPYRIGHTS AND COPYRIGHT APPLICATIONS

[***]

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

ANNEX E

PATENTS AND PATENT APPLICATIONS

[***]

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

ANNEX F

TRADEMARKS AND TRADEMARK APPLICATIONS

[***]

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ANNEX G

DEPOSIT ACCOUNTS

[***]

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ANNEX H

SECURITIES ACCOUNTS

[***]

COMMODITY ACCOUNTS

[N/A]

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

ANNEX I

COMMERCIAL TORT CLAIMS

[***]

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

EXHIBIT A

GRANT OF SECURITY INTEREST IN COPYRIGHTS

WHEREAS, [NAME OF PLEDGOR] (the “Pledgor”) is the owner of the copyright applications and registrations listed on Schedule A attached hereto (all such copyrights, registrations and applications, collectively, the “Copyrights”); and

WHEREAS, the Pledgor has entered into a Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), dated as of April 2, 2015, in which the Pledgor has agreed with Deerfield Private Design Fund III, L.P., as Collateral Agent (the “Collateral Agent”), with offices at 780 Third Avenue, 37th Floor, New York, New York 10017, to execute this Grant;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby grant to the Collateral Agent a security interest in all of its right, title and interest in and to the Copyrights, and the use thereof, together with all proceeds and products thereof.  This Grant has been given in conjunction with the security interest granted to the Collateral Agent under the Security Agreement, and the provisions of this Grant are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

This Grant of Security Interest in Copyrights and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[NAME OF PLEDGOR]

By:

Name:

Title:

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Schedule A

COPYRIGHTS AND COPYRIGHT APPLICATIONS

Owner	Application or Registration No.	Country	Registration or Filing Date

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

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EXHIBIT B

GRANT OF SECURITY INTEREST
IN PATENTS AND TRADEMARKS

WHEREAS, [NAME OF PLEDGOR] (the “Pledgor”) is the owner of the trademark applications and registrations listed on Schedule A attached hereto, (all such trademarks, registrations and applications, collectively, the “Trademarks”) and is the owner of the patents and patent applications listed on Schedule A attached hereto (all such patents, registrations and applications, collectively, the “Patents”); and

WHEREAS, the Pledgor has entered into a Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), dated as of April 2, 2015, in which the Pledgor has agreed with Deerfield Private Design Fund III, L.P., as Collateral Agent (the “Collateral Agent”), with offices at 780 Third Avenue, 37th Floor, New York, New York 10017, to execute this Grant;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby grant to the Collateral Agent a security interest in all of its right, title and interest in and to the Trademarks and the Patents, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Trademarks.  This Grant has been given in conjunction with the security interest granted to the Collateral Agent under the Security Agreement, and the provisions of this Grant are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

This Grant of Security Interest in Patents and Trademarks and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[NAME OF PLEDGOR]

By:

Name:

Title:

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Schedule A

TRADEMARKS AND TRADEMARK APPLICATIONS

Owner	Mark	Application or Registration No.	Country	Issue or Filing Date

PATENTS AND PATENT APPLICATIONS

Owner	Application or Registration No.	Country	Inventor	Issue or Filing Date

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

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EXHIBIT C

FORM OF
PLEDGOR ACCESSION

THIS PLEDGOR ACCESSION (this “Accession”), dated as of                           , 20      , is executed and delivered by [NAME OF NEW PLEDGOR], a                              (the “New Pledgor”), in favor of Deerfield Private Design Fund III, L.P., in its capacity as Collateral Agent under the Note Purchase Agreement referred to below (in such capacity, the “Collateral Agent”), pursuant to the Security Agreement referred to below.

Reference is made to the Note Purchase Agreement, dated as of March 12, 2015, among Depomed, Inc. (the “Borrower”), the Purchasers party thereto and the Collateral Agent (as amended, modified, restated or supplemented from time to time, the “Note Purchase Agreement”).  In connection with and as a condition to the purchase of the Notes by the Purchasers under the Note Purchase Agreement, (i) Depo NF Sub, LLC,  a Subsidiary of the Borrower (the “Guarantor”), pursuant to a Guaranty Agreement, dated as of the date of the Note Purchase Agreement (as amended, modified, restated or supplemented from time to time, the “Guaranty Agreement”), has guaranteed the payment in full of the obligations of the Borrower under the Note Purchase Agreement and the other Credit Documents (as defined in the Note Purchase Agreement), and (ii) the Borrower and the Guarantor, pursuant to a Pledge and Security Agreement, dated as of the date of the Note Purchase Agreement (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), have granted in favor of the Collateral Agent a security interest in and Lien upon the Collateral described therein as security for their obligations under the Note Purchase Agreement, the Guaranty Agreement and the other Credit Documents.  Capitalized terms used herein without definition shall have the meanings given to them in the Security Agreement.

The Borrower has agreed under the Note Purchase Agreement to cause certain of its future direct and indirect subsidiaries to become a party to the Guaranty Agreement as a guarantor thereunder and to the Security Agreement as a Pledgor thereunder.  The New Pledgor is a direct or indirect subsidiary of the Borrower and, as required by the Note Purchase Agreement, has become a guarantor under the Guaranty Agreement as of the date hereof.  The New Pledgor will obtain benefits as a result of the sale by the Borrower of the Notes to the Purchaser under the Note Purchase Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession.  Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as further inducement to the Purchasers in connection with their purchase of the Notes from the Borrower under the Note Purchase Agreement, the New Pledgor hereby agrees as follows:

1.                                      The New Pledgor hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement as a Pledgor thereunder.  In furtherance (and without limitation) of the foregoing, pursuant to Section 2.1 of the Security Agreement, and as security for all of the Secured Obligations, the New Pledgor hereby pledges, assigns and delivers to the Collateral Agent, for the ratable benefit of the Secured Parties, and grants to the Collateral

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of its right, title and interest in and to the Collateral as set forth in Section 2.1 of the Security Agreement, all on the terms and subject to the conditions set forth in the Security Agreement.

2.                                      The New Pledgor hereby represents and warrants that (i) Schedule 1 hereto sets forth all information required to be listed on Annexes A, B, C, D, E, F, G, H and I to the Security Agreement in order to make each representation and warranty contained in Sections 3.1 and 3.2 of the Security Agreement true and correct with respect to the New Pledgor as of the date hereof and after giving effect to this Accession and (ii) after giving effect to this Accession and to the incorporation into such Annexes, as applicable, of the information set forth in Schedule 1, each representation and warranty contained in Article III of the Security Agreement is true and correct with respect to the New Pledgor as of the date hereof, as if such representations and warranties were set forth at length herein.

3.                                      This Accession shall be a Credit Document (within the meaning of such term under the Note Purchase Agreement), shall be binding upon and enforceable against the New Pledgor and its successors and assigns, and shall inure to the benefit of and be enforceable by each Secured Party and its successors and assigns.  This Accession and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

This Accession and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

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IN WITNESS WHEREOF, the New Pledgor has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

[NAME OF NEW PLEDGOR]

By:

Name:

Title:

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

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Schedule 1

Information to be added to Annex A of the Security Agreement:

FILING LOCATIONS

Name of Pledgor	Filing Location

Information to be added to Annex B of the Security Agreement:

JURISDICTION OF ORGANIZATION, CERTAIN LOCATIONS

[Name of Pledgor:]

Jurisdiction of Incorporation/Organization:

Federal Tax ID no.:

Organizational ID no.:

Chief Executive Office Address:

Locations of Records Related to Collateral:

Locations of Equipment or Inventory:

Other places of business:

Trade/fictitious or prior corporate names
(last five years):

Names used in tax filings (last five years):

Information to be added to [Annexes C/D/E/F/G/H/I] of the Security Agreement:

[Complete as applicable]

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

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EXHIBIT D

PLEDGE AMENDMENT

THIS PLEDGE AMENDMENT, dated as of                               , 20      , is delivered by [NAME OF PLEDGOR] (the “Pledgor”) pursuant to Section 5.1 of the Security Agreement referred to below.  The Pledgor hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated as of April 2, 2015, made by the Pledgor and certain other pledgors named therein in favor of Deerfield Private Design Fund III, L.P., as Collateral Agent (as amended, modified, restated or supplemented from time to time, the “Security Agreement,” capitalized terms defined therein being used herein as therein defined), and that the Pledged Interests listed on Schedule 1 to this Pledge Amendment shall be deemed to be part of the Pledged Interests within the meaning of the Security Agreement and shall become part of the Collateral and shall secure all of the Secured Obligations as provided in the Security Agreement.  This Pledge Amendment and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

[NAME OF PLEDGOR]

By:

Name:

Title:

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Schedule 1

PLEDGED INTERESTS

Name of Issuer	Type of Interests	Certificate Number	No. of shares (if applicable)	Percentage of Outstanding Interests in Issuer

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.